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SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

CASCADE COACHING CORP.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	None required
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
	1.	Amount previously paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

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CASCADE COACHING CORP.
666 Burrard Street
Suite 500
Vancouver, British Columbia, Canada V6C 3P6
(604) 897-4263

November 30, 2007

INFORMATION STATEMENT

Dear Stockholder:

     This Information Statement (the “Information Statement”) is furnished by the Board of Directors of Cascade Coaching Corp., a Nevada corporation (the “Company,” or “us”), to the stockholders of record of the Company at the close of business on November 30, 2007 (the “Record Date”) to provide information with respect to certain corporate actions taken by written consent of holders of a majority of the outstanding shares of the Company's common stock that were entitled to vote on such actions (the “Majority Stockholders”).

     The written consent, executed by the Majority Stockholders on the Record Date, approved an amendment to our Articles of Incorporation to change the name of the Company to Empire Water Corporation.

     The Majority Stockholders, holding approximately 82.73% of the outstanding shares of the Company's common stock, has approved, by written consent, all of the above-described actions. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

JAMES JACK
James M. Jack
President, Principal Executive Officer and a
member of the Board of Directors

Vancouver, British Columbia, Canada

CASCADE COACHING CORP.
666 Burrard Street
Suite 500
Vancouver, British Columbia
Canada V6C 3P6
(604) 897-4263

November 30, 2007

PURPOSE OF INFORMATION STATEMENT

     This Information Statement (the “Information Statement”) is being mailed on or about November 30, 2007 to the stockholders of record of Cascade Coaching Corp., a Nevada corporation (the “Company,” or “us”), at the close of business on November 30, 2007 (the “Record Date”). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

     This Information Statement is being furnished by our Board of Directors to provide stockholders with information concerning an amendment to our Articles of Incorporation to change the name of the Company to Empire Water Corporation.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on the Record Date were entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company had one series of common stock, par value $0.00001 per share, outstanding. On the Record Date, Six Million, Forty-three thousand, Seven Hundred (6,043,700) validly issued shares of our common stock were issued and outstanding and held of record by Fifty-two (52) registered stockholders.

STOCKHOLDERS' RIGHTS

     The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada General Corporation Law (the “NGCL”). Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of the Company's voting power to approve the actions described in this Information Statement.

     The actions described in this Information Statement cannot be taken until at least twenty (20) days after this Information Statement has first been sent or given to the Company's stockholders.

DISSENTERS' RIGHTS

     The NGCL does not provide for dissenters' rights in connection with any of the actions described in this Information Statement, and we will not provide stockholders with any such right independently.

EXPENSES

     The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

ACCOUNTANTS

     The name our current independent public accountant is Malone & Bailey, P.C.

STOCKHOLDERS SHARING AN ADDRESS

     We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME

General

     On November 14, 2006, the Board of Directors of the Company unanimously approved the change of the name of the Company to Empire Water Corporation. The Board of Directors of the Company believe it is desirable to change to “Empire Water Corporation” to better reflect the future anticipated nature of our proposed business which will be the ownership, development and sale of water resources.

CONSENT REQUIRED

     Approval of the amendment required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. The Majority Stockholders who own approximately 82.73% of the outstanding shares of our common stock as of the Record Date, have given their consent to the amendment, and, accordingly, the requisite stockholder approval for this action was obtained by the execution of the Majority Stockholders written consent in favor of the actions. We do not intend to seek additional stockholder approval prior to the effectiveness of this action. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

The names of those approving the name change appear below:

James M. Jack	2,500,000 shares
Alfred Nutt	2,500,000 shares

AMENDMENT TO ARTICLES OF INCORPORATION

     Approximately twenty (20) days after this Information Statement has first been sent or given to stockholders, our Articles of Incorporation will be amended to reflect the change of the Company’s name to Empire Water Corporation.

STOCK OWNERSHIP

     The following table sets forth, as of the date of this report, the total number of shares owned beneficially by our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholders listed below have direct ownership of their shares and possesses sole voting and dispositive power with respect to the shares.

	Number of	Percentage of
Name of Beneficial Owner	Shares Owned	Ownership

James M. Jack[1]	2,500,000	41.37%
500-666 Burrard Street
Vancouver, British Columbia
Canada V6C 3P6

Alfred Nutt [1]	2,500,000	41.37%
Furstenstrasse 26
9496 Balzers
Liechtenstein

[1]

The persons named above may be deemed to be a "parents" and "promoters" of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct stock holdings. Messrs Jack and Nutt are our only "promoters" of our company.

MARKET FOR OUR COMMON STOCK

     Our shares of common stock are traded on the Bulletin Board operated by the Financial Industry Regulatory Authority (the “Bulletin Board”) under the trading symbol “CCDE.”

ADDITIONAL AVAILABLE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.